Exhibit 10.6

FORM OF ACCOUNT CONTROL AGREEMENT

among

VERIZON MASTER TRUST,
as Grantor

U.S. BANK NATIONAL ASSOCIATION,
as Secured Party

and

U.S. BANK NATIONAL ASSOCIATION,
as Financial Institution

Dated as of May 25, 2021

TABLE OF CONTENTS

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TABLE OF CONTENTS

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Section 7.11	Electronic Signatures	11

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THIS ACCOUNT CONTROL AGREEMENT, dated as of May 25, 2021 (this “Agreement”), is among VERIZON MASTER TRUST, a Delaware statutory trust, as grantor (the “Grantor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Master Collateral Agent for the benefit of the Secured Parties (in this capacity, the “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (in these capacities, the “Financial Institution”).

BACKGROUND

The Grantor is engaging in financing transactions in which it will become obligated under Credit Extensions issued under certain Trust Financing Agreements, and the Secured Party will hold funds in bank accounts for the benefit of the Creditors.

The parties are entering into this Agreement to perfect the security interest in the bank accounts.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1          Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, Cellco Partnership d/b/a Verizon Wireless, as servicer (the “Servicer”), U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), and each Creditor Representative from time to time party thereto (the “Master Collateral Agreement”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.  References to the “UCC” mean the Uniform Commercial Code as in effect in the State of New York.

For purposes of this Agreement, “Hague Securities Convention” means The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (Concluded 5 July 2006), which became effective in the United States of America on April 1, 2017.

ARTICLE II
ESTABLISHMENT OF THE COLLATERAL ACCOUNT

Section 2.1          Description of Accounts.  Pursuant to this Agreement and the Transfer and Servicing Agreement, the Servicer and the Financial Institution have established the following account, subject to the lien of the Master Collateral Agent (the “Collateral Account”):

“Collection Account – U.S. Bank National Association, as Master Collateral Agent, as secured party for the benefit of the Secured Parties of Verizon Master Trust” with account number 228269000.

Section 2.2          Account Changes.  Neither the Financial Institution nor the Grantor will change the name or account number of the Collateral Account without the consent of the Secured Party.  The Financial Institution will promptly notify the Servicer of any changes to the name or account number of the Collateral Account.  This Agreement will apply to each successor account to the Collateral Account, which will also be the Collateral Account.

Section 2.3          Account Types.  The Grantor, the Financial Institution and the Secured Party hereby confirm and agree that the Collateral Account is either a “securities account” (as defined in Section 8-501 of the UCC) or a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).  The Grantor, the Financial Institution and the Secured Party acknowledge and agree that the Collateral Account is intended to be a “securities account.”  Notwithstanding such intention, (x) if the Collateral Account constitutes a “deposit account” under the UCC, the provisions of this Agreement governing a “deposit account” shall apply to the Collateral Account and (y) as used herein “deposit account” shall mean the Collateral Account to the extent that it is determined to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC) and “securities account” shall mean the Collateral Account to the extent that it is determined to be a “securities account” (within the meaning of Section 8-501 of the UCC).

Section 2.4          Securities Accounts.  If the Collateral Account is a securities account, the Financial Institution agrees that:

(a)          Financial Assets.  All property delivered to the Financial Institution pursuant to the Master Collateral Agreement that is granted to the Master Collateral Agent shall be promptly credited to the Collateral Account in accordance with the terms of the Master Collateral Agreement;

(b)          Registration and Indorsement.  All securities or other property underlying any financial assets credited to any securities account (other than cash) shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution, and in no case will any financial asset credited to any securities account be registered in the name of the Grantor or any other person, payable to the order of the Grantor or any other person, or specially indorsed to the Grantor or any other person, except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank; and

(c)          Exercise of Rights.  The Collateral Account is an account to which financial assets or other property are or may be credited, and the Financial Institution shall, subject to the terms of this Agreement, treat the Grantor as entitled to exercise the rights that comprise any financial asset or other property credited to such account.

Section 2.5          “Financial Assets” Election.  The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument, general intangible or cash) credited to the Collateral Account to the extent that it constitutes a securities account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

ARTICLE III
SECURED PARTY CONTROL

Section 3.1          Control of the Collateral Account.

(a)          Notwithstanding any other provision of this Agreement, if at any time the Financial Institution shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to the Collateral Account or any instruction originated by the Secured Party directing the disposition of funds in the Collateral Account, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Grantor or any other person.  If the Grantor is otherwise entitled to issue entitlement orders or instructions and such entitlement orders or instructions conflict with any entitlement order or instruction issued by the Secured Party, the Financial Institution shall follow the entitlement orders or instructions issued by the Secured Party and shall incur no liability therewith.

(b)          Until the Financial Institution receives a Notice of Sole Control pursuant to Section 6.8(a) from the Secured Party, the Financial Institution is authorized to act upon instructions, including entitlement orders, from either the Secured Party or the Grantor.  The Secured Party may exercise sole and exclusive control of the Collateral Account at any time by delivering to the Financial Institution a Notice of Sole Control as set forth in Section 6.8(a).

Section 3.2          Investment Instructions.  If (a) the Financial Institution has not received an order or instruction from the Grantor directing the deposit, withdrawal, transfer or redemption of the cash or other financial assets credited to the Collateral Account (a “Secured Party Order”) for the investment of funds in the Collateral Account by 11:00 a.m. New York time (or another time agreed to by the Financial Institution) on the Business Day before a Payment Date or (b) the Financial Institution receives notice from the Secured Party that a Potential Default or Event of Default has occurred and is continuing, the Financial Institution will invest and reinvest funds in the Collateral Account according to the last investment instruction received, if any.  If no prior investment instructions have been received or if the instructed investments are no longer available or permitted, the Financial Institution will notify the Servicer and request new investment instructions, and the funds will remain uninvested until new investment instructions are received.  For the avoidance of doubt, the Financial Institution shall have no investment discretion.

Section 3.3          Conflicting Orders or Instructions.  If the Financial Institution receives conflicting orders or instructions from the Secured Party and the Grantor or any other Person, the Financial Institution will follow the orders or instructions of the Secured Party and not the Grantor or such other Person and shall incur no liability in connection therewith.

ARTICLE IV
SUBORDINATION OF LIEN; WAIVER OF SET-OFF

Section 4.1          Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, by operation of Law or otherwise a security interest in the Collateral Account or any “security entitlement” or other property credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.  The financial assets, money and other items credited to the Collateral Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Collateral Account and (ii) the face amount of any checks which have been credited to the Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds).

ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1          Financial Institution’s Representations and Warranties.  The Financial Institution represents and warrants to the Grantor and the Secured Party as follows:

(a)          Organization.  The Financial Institution is duly organized, validly existing and qualified as a national banking association under the laws of the United States.

(b)          Power and Authority.  The Financial Institution has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.  The Financial Institution has taken all action necessary to authorize the execution, delivery and performance by it of this Agreement.

(c)          Enforceability.  This Agreement has been duly executed by an authorized officer of the Financial Institution and constitutes the legal, valid and binding obligation of the Financial Institution, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.

(d)          No Agreements with Grantor.  There are no agreements between the Financial Institution and the Grantor or the Servicer governing or relating to the Collateral Account other than this Agreement, the Master Collateral Agreement and the other Transaction Documents and other Series Related Documents.

(e)          No Other Agreements.  The Financial Institution has not entered into, and until the termination of this Agreement will not enter into, an agreement relating to the Collateral Account in which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) or “instructions” (within the meaning of Section 9-104 of the UCC) of any Person other than the Secured Party or purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

(f)          No Limitations.  The Financial Institution has not entered into an agreement limiting or conditioning the Financial Institution’s obligation to comply with any Secured Party Order.

(g)          No Liens.  Except for the claims and interest of the Secured Party and of the Grantor in the Collateral Account, the Financial Institution has no actual knowledge of any Lien on or claim to, or interest in, the Collateral Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) or other property credited thereto.

(h)          Maintenance of Collateral Account.  The Collateral Account has been established as set forth in Article II, and the Collateral Account will be maintained in the manner set forth herein until termination of this Agreement.

(i)          Maintenance of Offices.  The Financial Institution has at the time of this Agreement, and had at the time of entry into the Master Collateral Agreement and the other Transaction Documents and other Series Related Documents executed on or prior to the date of this Agreement, one or more offices in the United States that maintains securities accounts.

Section 5.2          Financial Institution’s Covenants.

(a)          Statements, Confirmations and Other Correspondence.  The Financial Institution will promptly deliver copies of statements, confirmations and correspondence about the Collateral Account and the cash or other financial assets credited to the Collateral Account to the Grantor and the Secured Party.

(b)          Notice of Claim.  If a Person asserts a Lien against the Collateral Account (or in the cash or other financial assets credited to the Collateral Account), the Financial Institution will promptly notify the Secured Party.

(c)          Negative Covenants.  Until the termination of this Agreement, the Financial Institution will not enter into (i) an agreement relating to the Collateral Account in which it agrees to comply with entitlement orders or instructions of any Person other than the Secured Party or (ii) an agreement limiting or conditioning the Financial Institution’s obligation to comply with Secured Party Orders.

ARTICLE VI
OTHER AGREEMENTS

Section 6.1          Reliance by Financial Institution.  The Financial Institution is not obligated to investigate or inquire whether the Secured Party may deliver a Secured Party Order.  The Financial Institution may rely on communications (including Secured Party Orders) believed by it in good faith to be genuine and given by the proper party.

Section 6.2          Termination.

(a)          The Financial Institution may terminate its rights and obligations under this Agreement if the Secured Party resigns or is removed as Master Collateral Agent under the Master Collateral Agreement.  The Grantor may terminate the rights and obligations of the Financial Institution if the Financial Institution ceases to be a Qualified Institution.  No termination of the rights and obligations of the Financial Institution under this Agreement will be effective until a new Collateral Account is established with, and the cash and other financial assets credited to the Collateral Account are transferred to, another securities intermediary who has agreed to accept the obligations of the Financial Institution under this Agreement or a similar agreement.

(b)          The Secured Party agrees to provide a Notice of Termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Grantor on or after the termination of the Secured Party’s security interest in the Collateral Account pursuant to the terms of the Master Collateral Agreement.  The termination of this Agreement does not terminate the Collateral Account or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to the Collateral Account.

Section 6.3          No Petition.  Each party agrees that, before the date that is two (2) years and one (1) day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Credit Extensions, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Grantor, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 6.3 will survive the termination of this Agreement.

Section 6.4          Limitation of Liability.

(a)          Financial Institution.  The Financial Institution will not be liable under this Agreement, except for (i) its own willful misconduct, bad faith or gross negligence or (ii) breach of its representations, warranties or covenants in this Agreement.  The Financial Institution will not be liable for special, indirect, punitive or consequential losses or damages (including lost profit), even if the Financial Institution has been advised of the likelihood of the loss or damage and regardless of the form of action.

(b)          Secured Party.  The Secured Party is executing this Agreement not in its individual capacity but solely in its capacity as Master Collateral Agent.   In performing its obligations under this Agreement, the Secured Party is subject to, and entitled to the benefits of, the terms of the Master Collateral Agreement that apply to the Master Collateral Agent.  The Master Collateral Agent will not have any liability for any act or failure to act of the Servicer, the Custodian, the Marketing Agent, any Creditor Representative, the Administrator, the Grantor or any other Person.

(c)          Owner Trustee.  This Agreement has been signed on behalf of the Grantor by Wilmington Trust, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Grantor.  In no event will Wilmington Trust, National Association in its individual capacity or a beneficial owner of the Grantor be liable for the Grantor’s obligations under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.5          Conflict With Other Agreement.

(a)          In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(b)          No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c)          The Financial Institution hereby confirms and agrees that:

(i)          there are no agreements entered into between the Financial Institution and the Grantor with respect to the Collateral Account other than this Agreement, the Master Collateral Agreement and the Transfer and Servicing Agreement; and

(ii)          other than the Transfer and Servicing Agreement and the Master Collateral Agreement, it has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Collateral Account or any financial assets or other property credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person.

Section 6.6          [Reserved].

Section 6.7          Adverse Claims.  If the Financial Institution receives written notice that any person is asserting any lien, encumbrance or Adverse Claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or any financial asset or other property credited thereto, the Financial Institution will promptly notify the Secured Party and the Grantor thereof.

Section 6.8          Maintenance of the Collateral Account.  In addition to, and not in lieu of, the obligation of the Financial Institution to honor entitlement orders and instructions as set forth in Section 3.2 hereof, the Financial Institution, the Grantor and the Secured Party agree that the Collateral Account shall be maintained as follows:

(a)          Notice of Sole Control.  If at any time the Secured Party delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto (a “Notice of Sole Control”), the Financial Institution agrees that after receipt of such notice, it will take all instructions with respect to the Collateral Account solely from the Secured Party and shall not comply with instructions or entitlement orders of any other person.

(b)          Voting Rights.  Until such time as the Financial Institution receives a Notice of Sole Control signed by the Secured Party pursuant to subsection (a) of this Section 6.8, the Grantor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Collateral Account.

(c)          Eligible Account.  Until such time as the Financial Institution receives a Notice of Sole Control signed by the Secured Party, the Grantor shall direct, to the extent permitted by the Master Collateral Agreement, the Financial Institution with respect to the selection of investments to be made for the credit of the Collateral Account if it is a securities account, and after the Financial Institution receives a Notice of Sole Control signed by the Secured Party, the Secured Party shall direct, to the extent permitted by the Master Collateral Agreement, the Financial Institution with respect to the selection of investments to be made for the credit of the Collateral Account if it is a securities account; provided, however, that the Financial Institution shall not honor any instruction from such Person to purchase any investments other than Permitted Investments.

(d)          Statements and Confirmations.  The Financial Institution shall promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account or any financial assets or other property credited thereto simultaneously to each of the Grantor and the Secured Party at the address for each set forth in Section 7.3 of this Agreement.

ARTICLE VII
MISCELLANEOUS

Section 7.1          Amendment.

(a)          Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement, without the consent of any Creditor Representatives or Creditors, for the purpose of curing any ambiguity, correcting an error or correcting or supplementing any provision of this Agreement that may be defective or inconsistent with the other terms of this Agreement.

(b)          Other Amendments.  Other than as set forth in Section 7.1(c), the parties may also amend this Agreement, without the consent of any Creditor Representatives or Creditors, for the purpose of adding any provisions to, or changing in any manner or eliminating any provisions of, this Agreement or of modifying in any manner the rights of the Creditors under this Agreement if either (x) the Grantor or the Administrator delivers an Officer’s Certificate to the Master Collateral Agent and the Owner Trustee stating that the Grantor or the Administrator, as applicable, reasonably believes that such amendment will not have a material adverse effect on the interest of any Creditor or (y) the Rating Agency Condition has been satisfied for all Credit Extensions then rated by a Rating Agency with respect to such amendment.

(c)          Amendments Requiring Consent of all Affected Creditors.  This Agreement may also be amended from time to time by the parties hereto, with the consent of the Majority Creditor Representatives of each Group adversely affected thereby, with prior written notice to the applicable Rating Agencies (if any Credit Extensions of an affected Group are then rated by such Rating Agency), and the Master Collateral Agent, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Creditors under this Agreement.

It shall not be necessary for the consent of the Creditors, the applicable Creditor Representatives or the Master Collateral Agent pursuant to this Section 7.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Creditor (acting through its Creditor Representative) consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor and any Creditor Representative consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor Representative or its Creditors.

(d)          Master Collateral Agent Consent.  The consent of the Master Collateral Agent will be required for any amendment to this Agreement pursuant to Sections 7.1(b) or (c) that has a material adverse effect on the rights, duties, obligations, immunities or indemnities of the Master Collateral Agent.

(e)          Notice of Amendments.  Promptly after the execution of an amendment, the Grantor or the Administrator, on behalf of the Grantor, will deliver a copy of the amendment to the Rating Agencies, if any.

(f)          Deemed Consent for All Creditors.  In the event that the Trust Financing Agreement for a Series enables a portion of the Creditors of that Series, or any Class of that Series, to exercise consent rights for such Series, the consent (or lack thereof) of such portion of the Creditors shall be deemed to be the consent (or lack thereof) of all Creditors of such Series.

(g)          Trust Financing Agreements.  The Trust Financing Agreement for any Series may have additional requirements or criteria to amend, modify or waive any provision of this Agreement and no amendment, modification or waiver of any provision of this Agreement shall occur unless each of the additional criteria, if any, has been satisfied.

Section 7.2          Benefit of Agreement.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  No other Person will have any right or obligation under this Agreement.

Section 7.3          Notices.

(a)          Notices to Parties.  Notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i)          for personally delivered, express or certified mail or courier, when received;

(ii)         for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)        for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)        for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b)          Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule A to the Transfer and Servicing Agreement, which address the party may change by notifying the other parties.

Section 7.4          GOVERNING LAW.  BOTH THIS AGREEMENT AND THE COLLATERAL ACCOUNT (AS WELL AS THE “SECURITIES ENTITLEMENTS” RELATING THERETO), INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).  REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE “BANK’S JURISDICTION” (WITHIN THE MEANING OF SECTION 9-304 OF THE UCC) AND THE “SECURITIES INTERMEDIARY’S JURISDICTION” (WITHIN THE MEANING OF SECTION 8-110 OF THE UCC).  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES SPECIFIED IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION.  NOTWITHSTANDING SECTION 7.1 OF THIS AGREEMENT, THE PARTIES WILL NOT AGREE TO ANY AMENDMENT TO THIS AGREEMENT TO CHANGE THE GOVERNING LAW TO ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

Section 7.5          Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 7.6          WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 7.7          No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 7.8          Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9          Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10          Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

Section 7.11          Electronic Signatures.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON MASTER TRUST,
as Grantor

By:	Wilmington Trust, National Association,
not in its individual capacity but solely as Owner
Trustee of Verizon Master Trust

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Master Collateral Agent, as Secured Party

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Financial Institution

By:
Name:
Title:

Exhibit A

[Letterhead of U.S. Bank National Association]

[Date]

[Financial Institution], as Financial Institution
[Address]
[Address]

Re:	Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Account Control Agreement dated as of May 25, 2021 (the “Agreement”), among Verizon Master Trust, a Delaware statutory trust, as grantor (the “Grantor”), U.S. Bank National Association, a national banking association, as Master Collateral Agent for the benefit of the Lenders (in such capacity, the “Secured Party”), and U.S. Bank National Association, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the Uniform Commercial Code (“UCC”) and a “bank” as defined in Section 9-102 of the UCC (in such capacities, the “Financial Institution”), we hereby give you notice of our sole control over the Collateral Account (as defined in the Agreement) and all financial assets or other property credited thereto.  You are hereby instructed, in your capacity as Financial Institution, not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets or other property credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by electronic mail to the Grantor, c/o Cellco Partnership d/b/a Verizon Wireless, as administrator of the Verizon Master Trust at kee.chan.sin@verizon.com.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, not
in its individual capacity, but solely as
Master Collateral Agent for the benefit of
the Lenders, as Secured Party

By:
Name:
Title:

A-1

Exhibit B

[Letterhead of U.S. Bank National Association]

[Date]

[Financial Institution], as Financial Institution
[Address]
[Address]

Re:	Termination of Securities Account Control Agreement (Account # )

You are hereby notified that the Account Control Agreement dated as of May 25, 2021 (the “Agreement”), among Verizon Master Trust, a Delaware statutory trust, as grantor (the “Grantor”), U.S. Bank National Association, a national banking association, as Master Collateral Agent for the benefit of the Lenders (in such capacity, the “Secured Party”), and U.S. Bank National Association, a national banking association, in its capacity as both a “securities intermediary” as defined in Section 8-102 of the Uniform Commercial Code (“UCC”) and a “bank” as defined in Section 9-102 of the UCC (in such capacities, the “Financial Institution”) is terminated and you have no further obligations to the undersigned pursuant to the Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral Account (as defined in the Agreement) from the Grantor.  This notice terminates any obligations you may have to the undersigned with respect to the Agreement; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to U.S. Bank National Association pursuant to any other agreement.

You are instructed to deliver a copy of this notice by electronic mail to the Grantor, c/o Cellco Partnership d/b/a Verizon Wireless, as administrator of the Verizon Master Trust at kee.chan.sin@verizon.com.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION, not
in its individual capacity, but solely as
Master Collateral Agent for the benefit of
the Lenders, as Secured Party

By:
Name:
Title:

B-1